SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) August 7, 1998


                       Virginia Electric and Power Company
             (Exact name of registrant as specified in its charter)


                           Virginia 1-2255 54-0418825
                (State or other juris- (Commission (IRS Employer
           diction of Incorporation) File Number) Identification No.)


                701 E. Cary Street, Richmond, Virginia 23219-3932
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (804) 771-3000


         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

On August 7, 1998, the Virginia State Corporation Commission (the Virginia Commission) issued its Final Order approving settlement of the Virginia Electric and Power Company (the Company) pending rate case. The full text of the Final Order is filed herewith as Exhibit 99.1 to this Form 8-K.

The Virginia Commission adopted the settlement proposed by the Company and other parties, however, it made a slight adjustment to the allocation of rate refunds and reductions among the customer classes from the allocations proposed in the original stipulation plan (Exhibit 99, Form 8-K dated June 8, 1998, File No. 1-2255, incorporated by reference).

 .



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits


         Exhibit 99 -   Motion For Consideration of Stipulation and Changes in
                        Procedural Schedule and Stipulation dated June 8, 1998.
                        (Exhibit 99, Form 8-K dated June 8, 1998, File No.
                        1-2255, incorporated by reference)

         Exhibit 99.1 - Final Order dated August 7, 1998. (filed herewith)



                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VIRGINIA ELECTRIC AND POWER COMPANY




                                         By:  /S/ M. S. BOLTON, JR.
                                            -----------------------------------
                                                  M. S. Bolton, Jr.
                                                  Controller
                                                  (Principal Accounting Officer)


August 10, 1998